Exhibit 10.32

FOURTH AMENDMENT TO STOCK PURCHASE AGREEMENT

This Fourth Amendment (this “Amendment”) to the Stock Purchase Agreement (as defined herein) is made as of June 3, 2025 by and among Sauvegarder Investment Management, Inc. (the “Company”), Spectral IP, Inc. (the “Buyer”), the sellers set forth on Exhibit A attached thereto (each a “Seller”, and collectively, the “Sellers”), and solely for the purposes set forth therein, Spectral AI, Inc. (“Spectral AI”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, the Buyer, the Company, the Sellers, and, for the limited purposes set forth therein, Spectral AI are parties to that certain Stock Purchase Agreement, dated as of November 4, 2024 and amended on March 19, 2025 May 6, 2025 and June 2, 2025 (the “Purchase Agreement”); and

WHEREAS, on June 2, 2025, Eleven Ventures LLC (“Eleven”) sold, transferred and assigned all of its equity interests in the Company; and

WHEREAS, based on the final calculations provided to the Company by the purchasers, the Third Amendment to the Purchase Agreement included incorrect numbers for each of the purchasers from Eleven; and

WHEREAS, the Sellers (including the shareholders of the Company that shall sign a joinder to the Purchase Agreement, as amended by this Amendment, prior to Closing) collectively own one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company (the “Company Shares”), which represent all of the issued and outstanding Equity Interests of the Company;

WHEREAS, pursuant to Section 10.3 of the Purchase Agreement, the Buyer, Spectral AI and the Major Shareholders desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Amendments.

(a) The definition of “Closing Equity Consideration” as defined in Section 1.1 is hereby deleted and replaced with the following:

“Closing Equity Consideration” means 21,399,851 Buyer Shares, 22,827,380 Buyer Preferred Shares and 100,804 Buyer Warrants, as apportioned among the Sellers as set forth on Exhibit A.

(d) Exhibit A to the Purchase Agreement is hereby deleted and replaced with Exhibit A attached hereto.

2. No Other Changes or Modifications. Except as expressly set forth in Section 1 above, all other terms and conditions of the Purchase Agreement shall remain unmodified and in full force and effect.

3. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment. The parties acknowledge and agree that this Amendment may be executed via “wet” signature or electronic mark, and that delivery of any such signature, agreement or instrument by means of electronic transmission, electronic signature or otherwise, shall be treated in all manner and respects and for all purposes as an original signature, agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BUYER:

SPECTRAL IP, INC.

By:	/s/ Erich Spangenberg
Name:	Erich Spangenberg
Title:	Chief Executive Officer

SPECTRAL AI, INC.

Solely for purposes of Sections 7.5, 7.9 and Article 10 of the Purchase Agreement:

/s/ J. Michael DiMaio
Name: J. Michael DiMaio
Title: Chairman of the Board

COMPANY:

SAUVEGARDER INVESTMENT MANAGEMENT, INC.

By:	/s/ David Kutcher
Name:	David Kutcher
Title:	Chief Financial Officer

[Signature Page to Amendment to Stock Purchase Agreement]

SELLERS:

ELS FAMILY 1960 LP

By: ELS 1960 Family GP, LLC, its general partner

By:	/s/ Erich Spangenberg
Name:	Erich Spangenberg
Title:	Manager

OVERLOOK TRADING PARTNERS LLC

By:	/s/ David Kutcher
Name:	David Kutcher
Title:	Manager

B23 HEEL ENTERPRISES LLC

By:	/s/ Brian Berman
Name:	Brian Berman
Title:	Manager

VALKYRIE X PARTNERS LLC

By:	/s/ JP Yoo
Name:	JP Yoo
Title:	Manager

[Signature Page to Amendment to Stock Purchase Agreement]

SOUTHWOOD TRADING PARTNERS LLC, by its Manager SDNG LLC

By:	/s/ Dean Sorrentino
Name:	Dean Sorrentino
Title:	Manager

THE JAMES SPANGENBERG TRUST

By:	/s/ Marion Spangenberg
Name:	Marion Spangenberg
Title:	Trustee

THE CHRISTIAN SPANGENBERG TRUST

By:	/s/ Christian Spangenberg
Name:	Christian Spangenberg
Title:	Trustee

[Signature Page to Amendment to Stock Purchase Agreement]

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